UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006 (July 5, 2006)
WQN, INC.
(Name of Registrant)

Delaware	000-27751	75-2838415
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
14911 Quorum Drive, Suite 140, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75254
(Zip Code)
972-361-1980
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) and (c) Scott W. Hartman, our Chief Executive Officer and a member of our board of directors, resigned both his officer position and his directorship effective July 5, 2006. David S. Montoya, our Chief Financial Officer and a member of our board of directors, resigned both his officer position and his directorship effective July 5, 2006. To the knowledge of any of our executive officers, neither Mr. Hartman nor Mr. Montoya resigned because of any disagreement with WQN on any matter relating to WQN’s operations, policies or practices.
B. Michael Adler, our former President and Chief Executive Officer and a current member of our board of directors, was appointed President, Chief Executive Officer and Principal Accounting Officer by our board of directors on July 6, 2006. The information required by Item 5.02(c)(2) of Form 8K relating to Mr. Adler is contained in our most recent Proxy Statement filed with the Commission on September 14, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2006	WQN, INC.
	By:	/s/ B. Michael Adler
B. Michael Adler
Chief Executive Officer